VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2004

You are receiving this supplement because you own a variable annuity or variable life insurance policy offering investment options that are VALIC Company I funds.

International Growth I Fund. Effective January 1, 2005, the International Growth I Fund will be subadvised by American Century Global Investment Management, Inc. ("ACGIM"). Prior to January 1, 2005, the Fund was subadvised by American Century Investment Management, Inc. ("ACIM"), pursuant to an investment sub-advisory agreement which was assigned from ACIM to ACGIM. The change of sub-adviser will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or sub-advisory fees of the Fund as stated in its Prospectus. The change of sub-adviser is a result of the corporate restructuring of ACIM.

Effective January 1, 2005, on page 18, under the caption "Investment Sub-Adviser," delete the current investment sub-adviser and replace with American Century Global Investment Management, Inc. ("ACGIM"). Effective January 1, 2005, on page 52 under the caption "About the Series Company Management Investment Sub-advisers," delete the reference to ACIM as sub-adviser to the International Growth I Fund, and add the following:

International Growth I

American Century Global Investment Management, Inc. ("ACGIM")

4500 Main Street, Kansas City, Missouri 64111

ACGIM and its affiliates have been managing mutual funds since 1958. Effective January 1, 2005, ACGIM assumed American Century's investment advisory responsibilities with respect to the International Growth I Fund. ACGIM is a wholly-owned subsidiary of American Century.

Asset Allocation Fund. On page 9 under the section "Investment Strategy" of the Asset Allocation Fund, the following is added as the last paragraph:

"The Fund may invest up to 20% of net assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. or BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index."

Capital Conservation Fund. On page 9, under the section "Investment Strategy" of the Capital Conservation Fund, the following is added as the last paragraph:

"The Fund may invest up to 20% of total assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. and BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index."

Government Securities Fund. On page 13, under the section "Investment Strategy" of the Government Securities Fund, the following is added as the last sentence of the second paragraph: "The Fund may invest up to 5% of net assets in credit default swaps."

Expense Summary. On page 45, under the heading "Annual Fund Operating Expenses", the Total Fund Operating Expenses for the Blue Chip Growth Fund is 1.07%.

Account Information. On page 55, after the last paragraph under the heading titled "Buying and Selling Shares," the following information regarding the Funds' policies and procedures regarding frequent or short-term trading and the selective disclosure of portfolio holdings is added:

Frequent or Short-term Trading

The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformily without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

Selective Disclosure of Portfolio Holdings

The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

Dated: December 20, 2004

VL9017-A 12/04